Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Xodtec LED, Inc. (the “Company”) on Form 10-K/A for the year ended February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yao-Ting Su, chief executive officer and chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2011	By:	/s/ Yao-Ting Su
Yao-Ting Su Chief Executive and Financial Officer (Principal executive and financial officer)